UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 7, 2017

Ekso Bionics Holdings, Inc.
(Exact Name of Registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Harbour Way South, Suite 1201
Richmond, California 94804
(Address of principal executive offices, including zip code)

(510) 984-1761
(Registrant's telephone number, including area code)

Not Applicable
(Registrant's name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events
On September 7, 2017, Ekso Bionics Holdings, Inc. (the "Company") issued a press release announcing the final results of its previously announced rights offering pursuant to a Registration Statement on Form S-3 that was filed with the Securities and Exchange Commission and became effective on June 16, 2017.
The Company raised $34.0 million of gross proceeds, including $20.5 million of gross proceeds from the backstop commitment of Puissance Capital Management LP. Rights holders subscribed for a total of 12,358,898 of common shares through the exercise of basic subscription rights and 1,106,204 common shares through the exercise of oversubscription rights. In addition, a total of 20,534,898 common shares will be issued to Puissance Cross-Border Opportunities II LLC, an affiliate of Puissance Capital Management LP. There will be a total of 59,789,159 of the Company's common shares outstanding following the closing of the rights offering and the private placement described herein.
A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

Exhibit 99.1	Press release dated September 7, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

	By:	/s/ Maximilian Scheder-Bieschin
	Name:	Maximilian Scheder-Bieschin
	Title:	Chief Financial Officer
Dated: September 8, 2017

Exhibit 99.1

Ekso Bionics® Raises $34 Million in Fully-Financed Rights Offering

RICHMOND, Calif., September 7, 2017 -- Ekso Bionics Holdings, Inc. (NASDAQ: EKSO) ("Ekso" or "Ekso Bionics"), an industry leader in exoskeleton technology for medical and industrial use, today announced the final results of its previously announced rights offering, which expired on August 31, 2017.  Through wide participation, the offering was fully financed and Ekso raised $34.0 million of gross proceeds, including a $20.5 million investment by Puissance Capital Management ("Puissance Capital").

"We believe that this financing reflects growing excitement within the investment community for the potential of our products and technologies," said Thomas Looby, President and Chief Executive Officer of Ekso Bionics.  "The capital raised through this financing will provide us with additional resources to further advance the adoption and development of our innovative exoskeleton solutions in both the rehabilitation and industrial verticals.  We are pleased to have Puissance Capital as a new investor as they share our vision for innovating products that will establish a new industry and will help us develop our presence in Asia."

Rights holders subscribed for an aggregate of 13,463,942 common shares in the rights offering, and 20,536,058 common shares will be issued to Puissance Capital. Common shares will be delivered to subscribers in the rights offering on or about September 7, 2017. Excess subscription funds will be returned by VStock Transfer, LLC, the subscription agent in the rights offering, to subscribing rights holders as soon as practicable.

In connection with this investment, Ted Wang, Ph.D., CIO of Puissance Capital Management, is expected to join the Ekso Board of Directors.  Puissance Capital Management is a global asset manager founded in 2015 with offices in the U.S. and China.  Prior to founding the firm, Dr. Wang was a Partner of Goldman, Sachs & Co in New York.  During his 18-year tenure at the firm he held many leadership positions including as a member of the Goldman Sachs Risk Committee.  Prior to joining Goldman, Dr. Wang co-founded Xeotron Corp., a company specializing in DNA biochips in Texas. Dr. Wang holds a Ph.D. in Physics from the University of Minnesota, an MBA from the University of Texas, Austin, and a BS from Fudan University, China.

Ekso intends to use the net proceeds from the rights offering (i) to continue with clinical, sales and marketing initiatives to accelerate adoption of Ekso in the rehabilitation market and broaden the Ekso footprint into Asia, (ii) to support research, development and commercialization activities with respect to an Ekso robotic exoskeleton for home use, and/or (iii) in the development and commercialization of able-bodied exoskeletons for industrial use, and for working capital and other general corporate purposes.

The rights offering was made pursuant to a Registration Statement on Form S-3 that was filed with the Securities and Exchange Commission (SEC) and became effective on June 16, 2017. For questions about the rights offering, contact VStock Transfer, LLC, the information agent for the rights offering, at (212) 828-8436.

About Ekso Bionics®
Ekso Bionics is a leading developer of exoskeleton solutions that amplify human potential by supporting or enhancing strength, endurance and mobility across medical, industrial and defense applications. Founded in 2005, the company continues to build upon its unparalleled expertise to design some of the most cutting-edge, innovative wearable robots available on the market. Ekso Bionics is the only exoskeleton company to offer technologies that range from helping those with paralysis to stand up and walk, to enhancing human capabilities on job sites across the globe, to providing research for the advancement of R&D projects intended to benefit U.S. defense capabilities. The company is headquartered in the Bay Area and is listed on the Nasdaq Capital Market under the symbol EKSO. For more information, visit: www.eksobionics.com.

Forward-Looking Statements
Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements. Forward-looking statements may include, without limitation, statements regarding (i) the ability to manage successfully and complete the rights offering, (ii) the expected proceeds of the offering, (iii) the anticipated use of proceeds from the offering, if successful, and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the Company's inability to obtain adequate financing to fund the Company's operations and necessary to develop or enhance our technology, the significant length of time and resources associated with the development of the Company's products, the Company's failure to achieve broad market acceptance of the Company's products, the failure of our sales and marketing organization or partners to market our products effectively, adverse results in future clinical studies of the Company's medical device products, the failure to obtain or maintain patent protection for the Company's technology, failure to obtain or maintain regulatory approval to market the Company's medical devices, lack of product diversification, existing or increased competition, and the Company's failure to implement the Company's business plans or strategies. These and other factors are identified and described in more detail in the Company's filings with the SEC. To learn more about Ekso Bionics please visit us at www.eksobionics.com. The Company does not undertake to update these forward-looking statements.

Investor Contact:
Matthew Ventimiglia
212-599-1265
investors@eksobionics.com